Exhibit 10.1

EXECUTION COPY

OMNIBUS AMENDMENT NO. 3 AND

APPOINTMENT AND ACCEPTANCE

OMNIBUS AMENDMENT NO. 3 AND APPOINTMENT AND ACCEPTANCE, dated as of April 24, 2008 (this “Agreement”), among BANK OF AMERICA, N.A. (“Bank of America” and, in its capacity as Administrative Agent under the Credit Agreement referred to below, the “Resigning Agent”), WILMINGTON TRUST COMPANY (the “New Agent”), HERBST GAMING, INC. (the “Borrower”), each Lender under the below-referenced Credit Agreement executing a counterpart hereof and each Subsidiary of the Borrower executing a counterpart hereof (collectively, the “Grantors”).

WHEREAS, reference is made to the Second Amended and Restated Credit Agreement, dated as of January 3, 2007, among the Borrower, a Nevada corporation, the Lenders party thereto (the “Lenders”), Lehman Commercial Paper, Inc. and Wachovia Bank, National Association, as Syndication Agents, U.S. Bank National Association, as Documentation Agent and the Resigning Agent, as Administrative Agent, Swingline Lender and L/C Issuer, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 14, 2007, and as further amended by Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of December 14, 2007 (as so amended, collectively, the “Credit Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement;

NOW, THEREFORE, the Resigning Agent, the New Agent, the Requisite Lenders and the Borrower hereby agree as follows:

Article I. Agency Succession

Section 1.01           Resignation.  Pursuant to the terms of Section 9.06 of the Credit Agreement, on the Effective Date (as defined below), Bank of America hereby resigns as Administrative Agent, Swing Line Lender, L/C Issuer (except that Bank of America is not resigning as L/C Issuer with respect to (i) Letter of Credit #3079183 for the benefit of Iowa Race and Gaming Commission and (ii) Letter of Credit #3089990 for the benefit of Nevada Department of Insurance Division of Insurance Annex Self-Insured Workers’ Compensation (collectively, the “Two Outstanding L/C’s”)), and “Secured Party” (as such term is defined in the Security Agreement and, wherever used herein, shall include the equivalent capacity under any other Loan Document) under the Credit Agreement and the other Loan Documents.

Section 1.02           Appointment and Acceptance.  Effective as of the Effective Date and subject to the terms and conditions herein, (i) the undersigned Lenders, which constitute Requisite Lenders, hereby appoint the New Agent as Administrative Agent and Secured Party under the Credit Agreement and the other Loan Documents, and the Borrower hereby consents to such appointment, (ii) the New Agent hereby accepts its appointment and assumes all of the rights, powers, privileges, and duties of the Resigning Agent under the Credit Agreement and the other Loan Documents, (iii) the Resigning Agent hereby assigns to the New Agent, in its capacity as Secured Party, and the New Agent hereby assumes, for its benefit and the benefit of the other Secured Parties, all liens and other security interests granted to the Resigning Agent by the Borrower and the other Grantors in its capacity as Secured Party and (iv) Bank of America, in its capacity as Swing Line Lender and as L/C Issuer (except with respect to the Two Outstanding L/C’s), shall be discharged from all of its duties and obligations as a Swing Line Lender and as L/C Issuer (except with respect to the Two Outstanding L/C’s) under the Credit Agreement and the other Loan Documents.

Section 1.03           Effective Date.

(a)           The effective date of this Agreement shall be the date first above written (the

“Effective Date”).

(b)           As of the Effective Date, the New Agent joins and becomes bound as a party to the Credit Agreement and the other Loan Documents and, to the extent provided in this Agreement and the Credit Agreement, has the rights and obligations under the Credit Agreement and the other Loan Documents of the Resigning Agent.

(c)           As of the Effective Date, the Resigning Agent relinquishes its rights as Administrative Agent and Secured Party other than those relating to events or circumstances occurring prior to the Effective Date and shall be released from its obligations as Administrative Agent and Secured Party under the Credit Agreement and each document related thereto to which the Resigning Agent is a party or is otherwise bound, provided that the provisions set forth in the Credit Agreement and the other Loan Documents that by their terms are to survive termination thereof shall survive for the benefit of the Resigning Agent.  Other than as noted in the previous sentence, as of the Effective Date the Resigning Agent further assigns to the New Agent its interest as Administrative Agent and Secured Party under each Loan Document.  Notwithstanding any amendment to the Credit Agreement after the date hereof, the provisions of Article IX and Section 10.04 of the Credit Agreement shall continue in effect for the benefit of the Resigning Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them prior to the date hereof and in respect of actions taken by any of them pursuant to this Agreement.

Section 1.04           Representations and Warranties of Resigning Agent. The Resigning Agent hereby represents and warrants to the New Agent that:

(a)           Schedule I attached hereto is a list of all of the Loan Documents existing as of the date hereof, together with all amendments and supplements thereto;

(b)           Schedule II attached hereto is a list of all Lenders and their respective commitments as of the close of business on April 23, 2008;

(c)           the Resigning Agent has not received any notice from the Borrower, any other Loan Party, any Lender or the L/C Issuer that any Default or Event of Default has occurred and is continuing as of the Effective Date, other than the Event of Default described in the Notice of Default Rate delivered by the Resigning Agent to the Borrower on April 10, 2008;

(d)           the Resigning Agent has not entered into any written agreement waiving any covenant or condition contained in any of the Loan Documents except as set forth in the Loan Documents; and

(e)           to the Resigning Agent’s knowledge, there is no action, suit or proceeding pending against the Resigning Agent before any court or Governmental Authority arising out of any action or omission by the Resigning Agent under any of the Loan Documents.

Section 1.05           Covenants of Resigning Agent. The Resigning Agent hereby:

(a)           authorizes the filing of the UCC amendments set forth on Schedule III hereto naming the New Agent as secured party (provided that neither the Resigning Agent nor the New Agent shall be responsible for the filing, form or content of such UCC amendments or the applicable UCC financing statements);

(b)           agrees to deliver on the Effective Date to the New Agent any notes, original stock certificates (or customary lost document affidavits, if applicable), stock powers, instruments and other items and Collateral that it currently holds in its capacity as Administrative Agent or Secured Party and that were delivered to it in that capacity;

(c)           agrees to execute promptly an assignment of mortgage or deed of trust (as applicable and if reasonably necessary) with regard to each of the mortgages and deeds of trust set forth on Schedule I (provided that neither the Resigning Agent nor the New Agent shall be responsible for the filing, form or content of any such assignments or the applicable mortgages);

(d)           agrees to execute promptly any additional documents that are reasonably necessary to transfer, as of record, the security interests, financing statements and all other notices of security interests and Liens previously filed by it in its capacity as Administrative Agent or Secured Party, including without limitation any necessary assignments relating to account control agreements (provided that neither the Resigning Agent nor the New Agent shall be responsible for the form, content or filing of any such financing statements, instruments or notices);

(e)           agrees to execute promptly any additional documents that are reasonably necessary to effect the purposes hereof, including without limitation any documents relating to any Loan Document necessary to vest in the New Agent all of the powers and rights of the Resigning Agent; and

(f)            covenants and agrees that it will promptly deliver to the New Agent (a) a true, correct and complete copy of each of the Loan Documents, (b) copies of all of the Resigning Agent’s books and records concerning the Loans (including without limitation all of those books and records that evidence the amount of principal, interest and other sums due under the Loan Documents), (c) copies of all Assignment and Assumptions  to date and any Assignment and Assumption that shall be delivered to it after the date hereof and (d) such other information and data as shall be necessary for the New Agent to establish an Intralinks website (or substantially similar electronic transmission system) for purposes of general communications with the parties to the Loan Documents.  In addition, the Resigning Agent shall provide any additional information, and shall provide such assistance, as the New Agent may reasonably require to carry out the terms of this Agreement.

Section 1.06           Covenants of the Borrower.  The Borrower hereby agrees to execute and deliver such instruments and documents, and take such other and further actions, as shall be reasonably requested by the New Agent to give effect to the succession contemplated by this Agreement, including without limitation any such actions necessary to effect the actions contemplated by Section 1.05 above.  The Borrower represents and warrants that it has paid, or concurrently herewith will pay, all fees and expenses of the Resigning Agent, the New Agent and the Lenders incurred pursuant to the Loan Documents set forth on Schedule IV hereto.  Without limiting the generality of Section 10.04 of the Credit Agreement, the Borrower hereby agrees to pay and reimburse each of the Resigning Agent and the New Agent for the reasonable out-of-pockets costs and expenses (including without limitation reasonable fees and disbursements of outside counsel) incurred by them in connection with this Agreement and the succession of the Administrative Agent under the Credit Agreement provided for herein, including all filing fees and mortgage recordings taxes and other charges associated in connection with filing or recording amendments to Uniform Commercial Code financing statements and any modifications or supplements in connection therewith, and any supplemental title insurance premiums or other charges associated with the succession of the Administrative Agent under the Credit Agreement and the other Loan Documents.

Section 1.07           Further Assurances.  The Resigning Agent agrees that if, after the Effective Date, it shall continue to possess or control any Collateral that can be perfected by the possession or the control of such Collateral or of any deposit account, securities account or commodities account in which such Collateral is held, the Resigning Agent shall be deemed to possess or control such Collateral or account in which such Collateral is held as a bailee or agent on behalf and for the benefit of the New Agent and the Lenders, solely for the purpose of perfecting the Liens of the New Agent and the Lenders.  Until such date following the Effective Date upon which each mortgage and deed of trust set forth on Schedule I shall be assigned to the New Agent pursuant to an assignment of mortgage, the Resigning Agent shall act as agent for the New Agent, and the Resigning Agent agrees to cooperate with the New Agent so that such assignment shall be effected in a manner so as not to delay, impede or impair any ongoing foreclosure or similar proceedings with respect to such mortgage. The Resigning Agent agrees that if, after the Effective Date, any consents or other conditions to appointing the New Agent under any of the Loan Documents have not yet been received or satisfied, the Resigning Agent will act as agent for the New Agent under such Loan Documents until such time as such consent or condition has been received or satisfied, respectively.

Section 1.08           Acknowledgement of Requisite Lenders.  The Requisite Lenders hereby acknowledge and agree that the New Agent has not made an independent investigation as to the completeness or accuracy of the Schedules attached hereto and the information contained herein or therein, and may conclusively rely thereon for all purposes under the Credit Agreement.  The New Agent shall not be liable as Administrative Agent or Secured Party for any actions or omissions of the Resigning Agent on or prior to the Effective Date.  The Resigning Agent shall not be liable as Administrative Agent or Secured Party for any actions or omissions of the New Agent after the Effective Date.

Section 1.09           Counsel and Fees of New Agent.  The Requisite Lenders hereby (a) authorize and direct the New Agent to assume the retention of Milbank, Tweed, Hadley & McCloy LLP and Nixon Peabody LLP (or such other law firm(s) as the Requisite Lenders may direct from time to time) and any necessary local counsel and (b) authorize and direct the New Agent to assume the retention of Houlihan, Lokey, Howard & Zukin, Inc. (“Houlihan”), as advisor, and enter into an engagement letter with Houlihan in connection therewith.

Article II.               Amendments

Section 2.01           Credit Agreement.  The Credit Agreement is, effective as of the Effective Date, hereby amended as follows:

(a)           All references contained in the Loan Documents to the terms “Administrative Agent” or “Secured Party” or Bank of America acting in its capacities as “Administrative Agent” or “Secured Party” shall now mean and hereinafter refer to Wilmington Trust Company as Administrative Agent or Secured Party, respectively.

(b)           Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended to add, replace and otherwise revise (as the case may be) definitions in alphabetical order as follows:

“Administrative Agent Fee Letter” means (i) the letter agreement, dated as of the Closing Date, among Borrower, Bank of America, N.A. and BAS relating to certain fees and (ii) the Fee Schedule, dated as of April 24, 2008, between the Borrower and Wilmington Trust Company.

“L/C Issuer” means Bank of America, N.A. in its capacity as issuer of (i) Letter of Credit #3079183 for the benefit of Iowa Race and Gaming Commission and (ii) Letter of Credit #3089990 for the benefit of Nevada Department of Insurance Division of Insurance Annex Self-Insured Workers’ Compensation, or any other Lender that shall have agreed (with the consent of the Borrower and the Requisite Lenders) to become an L/C Issuer hereunder, in each case together with any successor thereof.

“Letter of Credit Sublimit” means $1,141,000.

“Loan Documents” means this Agreement, each Note, each Issuer Document, each Secured Swap Contract, the Lead Arranger Fee Letter, the Administrative Agent Fee Letter, each Guaranty, each Collateral Document and the Omnibus Amendment No. 3 and Appointment and Acceptance dated as of April 24, 2008 among Bank of America, N.A., Wilmington Trust Company, the Borrower, the Lenders parties thereto and the Subsidiaries of the Borrower.

“Swing Line Lender” means any Lender that shall have agreed (with the consent of the Borrower and the Requisite Lenders) to become a Swing Line Lender hereunder.

“Swing Line Sublimit” means $0.

(c)           Section 2.04(b)(i) (Borrowings, Conversions and Continuations of Loans) of the Credit Agreement is hereby amended by replacing the term “Bank of America” with the term “the Administrative Agent.”

(d)           Section 9.05 (Delegation of Duties) of the Credit Agreement is hereby amended by inserting “and indemnification” immediately after “exculpatory” in the third sentence of such section.

(e)           Section 9.06 (Resignation of Administrative Agent) of the Credit Agreement is hereby amended by deleting in its entirety the second paragraph of such section.

(f)            Section 9.09 (Collateral and Guaranty Matters) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:

“For the avoidance of doubt, the Administrative Agent shall not be responsible for the form, content, filing or renewal of UCC financing statements, fixture filings, mortgages or deeds of trust.”

(g)           Article IX (Administrative Agent) of the Credit Agreement is hereby amended by adding new Section 9.10 to read as follows:

“9.10. Credit Agreement Controls.  Insofar as the interests of the Lenders are concerned, in the event of any conflict between the terms of this Article IX and any other provisions of this Agreement or any other Loan Document, with respect to the duties, rights and obligations of the Administrative Agent, the terms of this Article IX shall govern and control.”

(h)           Schedule 10.02 (Administrative Agent’s Office; Certain Addresses for Notices) of the Credit Agreement is hereby amended to replace the Administrative Agent’s Office with the following:

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: James A. Hanley

Telephone: (302) 636-6453

Facsimile: (302) 636-4145

Email: jhanley@wilmingtontrust.com

Section 2.02           Security Agreement.  The Security Agreement is, effective as of the Effective Date, hereby amended as follows:

(a)           Section 2 (Further Assurances) of the Security Agreement is hereby amended by adding the following sentence at the end of such section:

“For the avoidance of doubt, the Administrative Agent shall not be responsible for the form, content, filing or renewal of UCC financing statements, fixture filings, mortgages or deeds of trust.”

(b)           Section 19 (Financing Statement Property Description) of the Security Agreement is hereby amended by inserting the following sentence at the end of such section:

“For the avoidance of doubt, the Administrative Agent shall not be responsible for the form, content, filing or renewal of UCC financing statements, fixture filings, mortgages or deeds of trust.”

(c)           The Security Agreement is hereby amended by adding a new Section 23 to read as follows:

“23.  Credit Agreement.  In the event of a conflict between this Agreement and the Credit Agreement with respect to the duties, rights and obligations of the Secured Party, the Credit Agreement shall govern and control.”

Article III.              Miscellaneous

Section 3.01           Governing Law; Counterparts; Electronic Execution; Misc.  This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and to be performed in such state and shall be subject to Section 10.16 of the Credit Agreement.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile electronic transmission or by email transmission of a .pdf (or similar) file format document shall be as effective as delivery of a manually executed counterpart of this Agreement.  Except as herein provided, the Credit Agreement (including without limitation Article IX thereof) shall remain unchanged and in full force and effect.

Section 3.02           Events of Default; Reservation of Rights.  The Borrower hereby acknowledges that an Event of Default under the Credit Agreement has occurred and is continuing.  By executing and delivering this Agreement, it is understood and agreed that (i) each of the Resigning Agent, the New Administrative Agent and the Lenders reserves all rights, remedies and privileges under the Credit Agreement and the other Loan Documents, at law and in equity, and (ii) nothing herein shall constitute a waiver of any Default or Event of Default under the Credit Agreement or any of the other Loan Documents.

Section 3.03           Confirmation of Guaranties.  By their signature hereto, each Grantor hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees set forth in the Guaranties and (y) constitute “Guaranteed Obligations” (as defined in each of the Guaranties), and (ii) notwithstanding the effectiveness of the terms hereof, each of the Guaranties is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BANK OF AMERICA, N.A.,
as Resigning Agent

By:	/s/ Maurice Washington
	Name:	Maurice Washington
	Title:	Vice President

WILMINGTON TRUST COMPANY

By:	/s/ James A. Hanley
	Name:	James A. Hanley
	Title:	Assistant Vice President

HERBST GAMING, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

FLAMINGO PARADISE GAMING, LLC

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

MARKET GAMING, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

CARDIVAN COMPANY

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

CORRAL COIN, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

CORRAL COUNTRY COIN, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

E-T-T ENTERPRISES L.L.C.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Managing Member

E-T-T, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

HGI – ST. JO, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

HGI – LAKESIDE, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

HGI – MARK TWAIN, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

THE SANDS REGENT

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

ZANTE INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

LAST CHANCE, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

CALIFORNIA PROSPECTORS, LTD.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Managing Member

PLANTATION INVESTMENTS, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

DAYTON GAMING, INC.

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Secretary

THE PRIMADONNA COMPANY, LLC

By:	/s/ Troy D. Herbst
	Name:	Troy D. Herbst
	Title:	Managing Member